Exhibit 99.2

Draft	2/10/2010

Supplemental Schedules
Fourth Quarter 2009

Draft	2/10/2010

Quarterly Financial Highlights

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

Pre-tax Operating Income *

Life Marketing	$51,737	$42,510	$37,179	$26,544	$31,593	$188,535	$137,826
Acquisitions	35,368	33,621	35,041	33,061	32,037	136,479	133,760
Annuities	6,175	(575)	21,495	16,075	19,647	18,707	56,642
Stable Value Products	27,866	20,207	16,976	14,339	10,441	89,811	61,963
Asset Protection	6,087	6,280	4,656	5,731	6,562	30,789	23,229
Corporate & Other	(41,747)	(9,247)	9,648	(22,826)	104,405	(105,986)	81,980
Total Pre-tax Operating Income	$85,486	$92,796	$124,995	$72,924	$204,685	$358,335	$495,400

Balance Sheet Data

Total GAAP Assets	$39,572,449	$38,760,243	$40,392,169	$41,787,606	$42,311,587
Shareowners’ Equity	$761,095	$783,178	$1,628,375	$2,302,799	$2,478,821
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) **	$2,428,151	$2,443,382	$2,660,094	$2,678,271	$2,799,990

Stock Data

Closing Price	$14.35	$5.25	$11.44	$21.42	$16.55
Average Shares Outstanding
Basic	71,122,593	70,850,571	77,893,480	86,481,240	86,491,754	71,108,961	80,488,694
Diluted	71,122,593	71,392,134	78,528,511	87,372,659	87,459,899	71,108,961	81,249,265

* “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Shareowners’ equity”.

Draft	2/10/2010

Financial Strength Ratings as of December 31, 2009

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of December 31, 2009

	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Legal Entity
Protective Life Corporation	a-	BBB+/BBB (1)	A-	Baa2
Protective Life Insurance Company	aa-	—	AA-	—

(1)  The default rating is BBB+.  The BBB rating is related to our senior notes.

Draft	2/10/2010

GAAP Consolidated Statements of Income (Loss)

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$686,812	$659,152	$679,989	$652,497	$698,061	$2,692,553	$2,689,699
Reinsurance Ceded	(421,230)	(358,299)	(394,225)	(351,664)	(422,865)	(1,582,810)	(1,527,053)
Net Premiums and Policy Fees	265,582	300,853	285,764	300,833	275,196	1,109,743	1,162,646
Net investment income	404,236	421,685	431,144	409,956	402,251	1,675,164	1,665,036
RIGL - Derivatives	(38,764)	92,433	(97,991)	(195,540)	23,145	116,657	(177,953)
RIGL - All Other Investments	(63,766)	(41,843)	167,799	165,576	8,662	(272,694)	300,194

OTTI losses	(29,168)	(117,314)	(48,877)	(14,873)	(46,706)	(311,798)	(227,770)
OTTI losses/(gains) recognized in OCI (before taxes)	—	27,488	7,906	(16,095)	28,426	—	47,725
Net OTTI losses recognized in earnings	(29,168)	(89,826)	(40,971)	(30,968)	(18,280)	(311,798)	(180,045)

Other income	47,057	38,663	39,586	41,222	178,677	188,492	298,148
Total Revenues	585,177	721,965	785,331	691,079	869,651	2,505,564	3,068,026

BENEFITS & EXPENSES
Benefits and settlement expenses	475,682	504,359	478,148	521,218	474,254	1,976,541	1,977,979
Amortization of deferred policy acquisition costs and value of businesses acquired	54,591	113,648	89,949	47,240	94,732	233,742	345,569
Other operating expenses	47,120	46,671	49,647	54,459	62,832	233,180	213,609
Interest on indebtedness - subsidiaries	14,698	7,991	10,782	9,615	2,469	67,475	30,857
Interest on indebtedness - holding company - other debt	9,942	7,740	7,186	7,510	23,195	32,153	45,631
Interest on indebtedness - holding company - hybrid securities	9,401	9,400	9,401	9,401	9,401	37,604	37,603
Total Benefits and Expenses	611,434	689,809	645,113	649,443	666,883	2,580,695	2,651,248

INCOME (LOSS) BEFORE INCOME TAX	(26,257)	32,156	140,218	41,636	202,768	(75,131)	416,778
Income tax expense (benefit)	(10,344)	10,021	49,461	14,051	71,757	(33,276)	145,290
NET INCOME (LOSS)	$(15,913)	$22,135	$90,757	$27,585	$131,011	$(41,855)	$271,488

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.80	$0.86	$1.03	$0.55	$1.51
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.15)	0.65	(0.93)	(1.24)	0.03
RIGL - All Other Investments, net of participating income	(0.87)	(1.20)	1.06	1.01	(0.04)
Net income (loss)-diluted	$(0.22)	$0.31	$1.16	$0.32	$1.50
Average shares outstanding-diluted	71,122,593	71,392,134	78,528,511	87,372,659	87,459,899
Dividends paid	$0.12	$0.12	$0.12	$0.12	$0.12

PER SHARE DATA FOR YTD
Operating income-diluted *	$3.37	$0.86	$1.90	$2.40	$3.97
RIGL - Derivatives net of gains related to corp debt, investments and annuities	1.39	0.65	(0.36)	(1.71)	(1.63)
RIGL - All Other Investments, net of participating income	(5.35)	(1.20)	(0.03)	1.08	1.00
Net income (loss)-diluted	$(0.59)	$0.31	$1.51	$1.77	$3.34
Average shares outstanding-diluted	71,108,961	71,392,134	74,980,036	79,156,305	81,249,265
Dividends paid	$0.82	$0.12	$0.24	$0.36	$0.48

* “Operating Income” is a non-GAAP financial measure.  “Net Income (loss)” is a GAAP financial measure to which “Operating Income” may be compared.

Draft	2/10/2010

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2008	2009	2009	2009	2009

ASSETS

Fixed maturities	$20,098,980	$19,571,798	$20,561,840	$22,560,159	$22,830,427
Equity securities	302,132	268,211	269,108	270,057	275,497
Mortgage loans	3,848,288	3,858,573	3,846,417	3,849,349	3,877,087
Investment real estate	14,810	14,769	17,427	19,651	25,188
Policy loans	810,933	800,617	792,853	788,402	794,276
Other long-term investments	432,137	451,847	346,037	232,927	204,754
Long-term investments	25,507,280	24,965,815	25,833,682	27,720,545	28,007,229
Short-term investments	1,059,506	845,558	1,841,149	1,076,621	1,049,609
Total investments	26,566,786	25,811,373	27,674,831	28,797,166	29,056,838
Cash	149,358	180,648	206,540	225,302	205,325
Accrued investment income	287,543	286,363	270,698	283,559	285,350
Accounts and premiums receivable	55,017	59,867	90,237	113,847	56,216
Reinsurance receivable	5,254,788	5,273,817	5,309,360	5,336,371	5,333,401
Deferred policy acquisition costs and value of businesses acquired	4,200,321	4,243,218	3,900,088	3,660,267	3,663,350
Goodwill	120,954	120,179	119,405	118,630	117,856
Property and equipment, net	39,707	37,795	38,401	38,031	37,037
Other assets	174,035	174,777	196,235	172,002	176,303
Current/Deferred income tax	453,526	440,110	69,004	47,358	115,447
Assets related to separate accounts
Variable annuity	2,027,470	1,907,272	2,257,859	2,694,715	2,948,457
Variable universal life	242,944	224,824	259,511	300,358	316,007

TOTAL ASSETS	$39,572,449	$38,760,243	$40,392,169	$41,787,606	$42,311,587

Draft	2/10/2010

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2008	2009	2009	2009	2009

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,008,524	$17,118,094	$17,169,737	$17,220,814	$17,327,279
Unearned premiums	1,251,855	1,230,108	1,221,101	1,231,165	1,220,988
Stable value product deposits	4,960,405	4,360,658	4,138,131	3,863,329	3,581,150
Annuity deposits	9,357,427	9,316,791	9,596,476	9,726,082	9,911,040
Other policyholders’ funds	421,313	443,173	473,105	491,216	515,078
Other liabilities	926,821	719,550	922,242	852,449	715,110
Deferred income taxes	—	—	36,037	400,084	553,062
Non-recourse funding obligations	1,375,000	1,375,000	1,375,000	1,375,000	575,000
Debt	714,852	756,852	789,852	804,852	1,644,852
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	2,027,470	1,907,272	2,257,859	2,694,715	2,948,457
Variable universal life	242,944	224,824	259,511	300,358	316,007
TOTAL LIABILITIES	38,811,354	37,977,065	38,763,794	39,484,807	39,832,766

SHAREOWNERS’ EQUITY
Common stock	36,626	36,626	44,388	44,388	44,388
Additional paid-in-capital	448,481	449,009	575,064	575,915	576,887
Treasury stock	(26,978)	(26,490)	(25,945)	(25,936)	(25,929)
Cumulative effect adjustments	3,616	3,616	3,616	3,616	3,616
Unallocated ESOP shares	(474)	—	—	—	—
Retained earnings	1,966,880	1,980,621	2,062,971	2,080,288	2,201,028
Accumulated other comprehensive income (loss)	(1,667,056)	(1,660,204)	(1,031,719)	(375,472)	(321,169)
TOTAL SHAREOWNERS’ EQUITY	761,095	783,178	1,628,375	2,302,799	2,478,821
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$39,572,449	$38,760,243	$40,392,169	$41,787,606	$42,311,587

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$10.89	$11.19	$19.03	$26.91	$28.96
Less: Accumulated other comprehensive income (loss)	(23.85)	(23.72)	(12.05)	(4.39)	(3.76)
Excluding accumulated other comprehensive income (loss)*	$34.74	$34.91	$31.08	$31.30	$32.72

Total Shareowners’ Equity	$761,095	$783,178	$1,628,375	$2,302,799	$2,478,821
Less: Accumulated other comprehensive income (loss)	(1,667,056)	(1,660,204)	(1,031,719)	(375,472)	(321,169)
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,428,151	$2,443,382	$2,660,094	$2,678,271	$2,799,990

Common shares outstanding	69,905,807	69,986,429	85,578,907	85,579,870	85,580,803
Treasury Stock shares	3,346,153	3,265,531	3,198,053	3,197,090	3,196,157

* “Shareowners’ equity” excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft	2/10/2010

Calculation of Operating Earnings (Loss) Per Share

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss)	$(15,913)	$22,135	$90,757	$27,585	$131,011	$(41,855)	$271,488

Average shares outstanding-basic	71,122,593	70,850,571	77,893,480	86,481,240	86,491,754	71,108,961	80,488,694
Average shares outstanding-diluted	71,122,593	71,392,134	78,528,511	87,372,659	87,459,899	71,108,961	81,249,265

Net income (loss) per share-basic	$(0.22)	$0.31	$1.17	$0.32	$1.51	$(0.59)	$3.37
Net income (loss) per share-diluted	$(0.22)	$0.31	$1.16	$0.32	$1.50	$(0.59)	$3.34

Income (loss) from continuing operations	$(15,913)	$22,135	$90,757	$27,585	$131,011	$(41,855)	$271,488

EPS (basic)	$(0.22)	$0.31	$1.17	$0.32	$1.51	$(0.59)	$3.37
EPS (diluted)	$(0.22)	$0.31	$1.16	$0.32	$1.50	$(0.59)	$3.34

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(38,764)	$92,433	$(97,991)	$(195,540)	$23,145	$116,657	$(177,953)
Derivative Gains related to Corporate Debt and Investments	(1,569)	(2,238)	(1,163)	—	—	(5,754)	(3,401)
Derivative Gains related to Annuities	22,496	(19,088)	(13,393)	28,864	(19,003)	40,971	(22,620)
RIGL - All Other Investments, net of participating income	(92,934)	(131,669)	126,828	134,608	(9,618)	(584,492)	120,149
Related amortization of DAC & VOBA	(972)	(78)	942	780	3,559	(848)	5,203
	(111,743)	(60,640)	15,223	(31,288)	(1,917)	(433,466)	(78,622)
Tax effect	39,110	21,224	(5,328)	10,951	671	151,713	27,518
	$(72,633)	$(39,416)	$9,895	$(20,337)	$(1,246)	$(281,753)	$(51,104)

RIGL - Derivatives per share-diluted	$(0.15)	$0.65	$(0.93)	$(1.24)	$0.03	$1.39	$(1.63)
RIGL - All Other Investments per share-diluted	$(0.87)	$(1.20)	$1.06	$1.01	$(0.04)	$(5.35)	$1.00

OPERATING INCOME (LOSS) PER SHARE *

Net income (loss) per share-diluted	$(0.22)	$0.31	$1.16	$0.32	$1.50	$(0.59)	$3.34
RIGL - Derivatives per share-diluted	(0.15)	0.65	(0.93)	(1.24)	0.03	1.39	(1.63)
RIGL - All Other Investments, net of participating income per share-diluted	(0.87)	(1.20)	1.06	1.01	(0.04)	(5.35)	1.00
Operating income per share-diluted	$0.80	$0.86	$1.03	$0.55	$1.51	$3.37	$3.97

NET OPERATING INCOME (LOSS) *

Net income (loss)	$(15,913)	$22,135	$90,757	$27,585	$131,011	$(41,855)	$271,488
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(11,594)	46,220	(73,156)	(108,339)	2,692	98,718	(132,583)
Less: RIGL - All Other Investments net of tax, amortization, and participating income	(61,039)	(85,636)	83,051	88,002	(3,938)	(380,471)	81,479
Net operating income	$56,720	$61,551	$80,862	$47,922	$132,257	$239,898	$322,592

PRE-TAX OPERATING INCOME (LOSS) **

Income (loss) before income tax and discontinued operations	$(26,257)	$32,156	$140,218	$41,636	$202,768	$(75,131)	$416,778
Less: RIGL - Derivatives	(38,764)	92,433	(97,991)	(195,540)	23,145	116,657	(177,953)
Less: Derivative gains related to corporate debt, investments & annuities	20,927	(21,326)	(14,556)	28,864	(19,003)	35,217	(26,021)
Less: RIGL - All Other Investments, net of participating income	(92,934)	(131,669)	126,828	134,608	(9,618)	(584,492)	120,149
Less: Related amortization of DAC & VOBA	(972)	(78)	942	780	3,559	(848)	5,203
Pre-tax operating income	$85,486	$92,796	$124,995	$72,924	$204,685	$358,335	$495,400

* “Net Operating Income (Loss)” and “Operating Income (Loss) Per Share” are non-GAAP financial measures.  “Net Income (Loss)” and “Net Income (Loss) Per Share” are GAAP financial measures to which “Net Operating Income (Loss)” and “Operating Income (Loss) Per Share” may be compared.

** “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (Loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income (Loss)” may be compared.

Draft	2/10/2010

Invested Asset Summary

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2008	2009	2009	2009	2009

Total Portfolio

Fixed Maturities	$20,099.0	$19,571.8	$20,561.8	$22,560.2	$22,830.4	78%
Mortgage Loans	3,848.3	3,858.6	3,846.4	3,849.3	3,877.1	13%
Investment Real Estate	14.8	14.8	17.4	19.7	25.2	0%
Equity Securities	302.1	268.2	269.1	270.1	275.5	1%
Policy Loans	810.9	800.6	792.9	788.4	794.3	3%
Short-Term Investments	1,059.5	845.6	1,841.2	1,076.6	1,049.6	4%
Other Long-Term Investments	432.1	451.8	346.0	232.9	204.7	1%
Total Invested Assets	$26,566.7	$25,811.4	$27,674.8	$28,797.2	$29,056.8	100%

Draft	2/10/2010

Invested Asset Summary - Fixed Income

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2008	2009	2009	2009	2009

Fixed Income

Corporate Bonds	$12,076.6	$11,637.1	$12,842.6	$14,419.5	$14,847.8	65%
Residential Mortgage-Backed Securities	5,013.4	4,768.5	4,343.0	4,153.7	3,917.5	17%
Commercial Mortgage-Backed Securities	1,182.1	1,161.4	1,106.3	1,108.5	1,124.3	5%
Asset-Backed Securities	1,102.1	1,163.9	1,175.6	1,176.9	1,120.8	5%
U.S. Government-related Bonds	534.7	495.5	498.9	889.4	811.3	3%
Other Government-related Bonds	160.3	315.3	409.0	538.5	608.5	3%
States, Municipals and Political Subdivisions	29.8	30.1	186.4	273.7	400.2	2%
Total Fixed Income Portfolio	$20,099.0	$19,571.8	$20,561.8	$22,560.2	$22,830.4	100%

Fixed Income - Quality

AAA	35.2%	33.7%	24.2%	22.5%	19.9%
AA	6.6%	6.1%	6.7%	6.1%	4.9%
A	19.8%	19.0%	20.2%	20.1%	18.7%
BBB	33.0%	33.6%	36.0%	38.3%	42.9%
Below investment grade	5.4%	7.6%	12.9%	13.0%	13.6%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft	2/10/2010

Invested Asset Summary - Mortgages

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2008	2009	2009	2009	2009

Mortgage Loans - Type

Retail	65.2%	64.8%	64.6%	64.7%	64.5%
Apartments	10.1%	10.7%	10.7%	10.5%	11.3%
Office Buildings	14.3%	14.4%	14.4%	14.6%	14.4%
Warehouses	7.9%	7.7%	7.8%	7.8%	7.4%
Miscellaneous	2.5%	2.4%	2.5%	2.4%	2.4%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$—	$0.7	$4.0	$14.3	$5.9
90 Days Past Due	7.4	10.7	8.8	7.1	6.5
Renegotiated Loans	—	—	—	—	—
Foreclosed Real Estate	7.8	—	2.7	5.0	10.7
	$15.2	$11.4	$15.5	$26.4	$23.1

Draft	2/10/2010

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2008	2009	2009	2009	2009

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$148.6	$138.7	$52.0	$23.9	$21.6
AA	—	3.6	40.2	16.3	6.2
A	55.3	48.6	65.3	88.8	43.2
BBB	137.5	134.5	113.9	132.2	120.3
Below investment grade	—	5.8	56.8	61.2	81.3
Total	$341.4	$331.2	$328.2	$322.4	$272.6

Modco Trading Portfolio

Rating
AAA	$1,357.1	$1,079.0	$878.4	$838.2	$834.7
AA	147.3	134.1	164.6	166.0	73.2
A	591.5	563.6	600.5	568.7	544.1
BBB	743.5	837.2	822.8	872.5	950.3
Below investment grade	55.6	112.1	280.5	351.2	281.5
Short-term investments	80.4	125.4	243.3	242.7	250.8
Total	$2,975.4	$2,851.4	$2,990.1	$3,039.3	$2,934.6

Draft	2/10/2010

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of December 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$6.0	$—	$—	$—	$—	$6.0
A	4.5	—	—	—	—	4.5
BBB	31.3	—	—	—	—	31.3
Below investment grade	45.8	220.2	158.8	—	—	424.8
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$87.6	$220.2	$158.8	$—	$—	$466.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.6)	$—	$—	$—	$—	$(0.6)
A	0.7	—	—	—	—	0.7
BBB	(4.3)	—	—	—	—	(4.3)
Below investment grade	(3.1)	(52.0)	(32.7)	—	—	(87.8)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(7.3)	$(52.0)	$(32.7)	$—	$—	$(92.0)

Draft	2/10/2010

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of December 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.3	$—	$—	$—	$—	$0.3
AA	0.8	1.2	—	—	—	2.0
A	3.0	—	—	—	—	3.0
BBB	0.1	—	—	—	—	0.1
Below investment grade	1.2	16.9	11.7	—	—	29.8
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$5.4	$18.1	$11.7	$—	$—	$35.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	(0.5)	(0.2)	—	—	—	(0.7)
A	(0.3)	—	—	—	—	(0.3)
BBB	—	—	—	—	—	—
Below investment grade	(1.3)	(9.2)	(23.1)	—	—	(33.6)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(2.1)	$(9.4)	$(23.1)	$—	$—	$(34.6)

Draft	2/10/2010

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of December 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$1,167.8	$201.3	$19.8	$—	$—	$1,388.9
AA	202.7	—	—	—	—	202.7
A	250.7	66.2	1.0	—	—	317.9
BBB	283.2	71.5	26.5	—	—	381.2
Below investment grade	283.0	581.6	260.4	—	—	1,125.0
Total mortgage-backed securities collateralized by prime loans	$2,187.4	$920.6	$307.7	$—	$—	$3,415.7

Includes $917.3 million of agency mortgage-backed securities

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$21.6	$(2.5)	$0.9	$—	$—	$20.0
AA	(6.7)	—	—	—	—	(6.7)
A	(5.2)	(6.0)	0.2	—	—	(11.0)
BBB	(51.5)	(3.3)	(1.1)	—	—	(55.9)
Below investment grade	(41.9)	(134.2)	(60.7)	—	—	(236.8)
Total mortgage-backed securities collateralized by prime loans	$(83.7)	$(146.0)	$(60.7)	$—	$—	$(290.4)

Draft	2/10/2010

Invested Asset Summary - External CMBS

External Commercial Mortgage-backed Securities as of December 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$214.7	$14.3	$—	$44.6	$—	$273.6
BBB	6.2	—	—	—	—	6.2
Total external commercial mortgage-backed securities	$220.9	$14.3	$—	$44.6	$—	$279.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$7.6	$0.5	$—	$0.5	$—	$8.6
BBB	(0.9)	—	—	—	—	(0.9)
Total external commercial mortgage-backed securities	$6.7	$0.5	$—	$0.5	$—	$7.7

Draft	2/10/2010

Invested Asset Summary - ABS*

Asset-backed Securities* as of December 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$704.3	$33.6	$273.2	$55.6	$—	$1,066.7
AA	17.2	6.2	—	—	—	23.4
A	1.3	4.9	—	—	—	6.2
BBB	2.7	4.1	11.0	—	—	17.8
Below investment grade	—	0.7	6.0	—	—	6.7
Total asset-backed securities	$725.5	$49.5	$290.2	$55.6	$—	$1,120.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(50.5)	$(1.2)	$(12.2)	$0.1	$—	$(63.8)
AA	1.8	0.8	—	—	—	2.6
A	—	0.1	—	—	—	0.1
BBB	—	(1.8)	—	—	—	(1.8)
Below investment grade	—	(0.3)	(17.3)	—	—	(17.6)
Total asset-backed securities	$(48.7)	$(2.4)	$(29.5)	$0.1	$—	$(80.5)

*  Excludes Residential and Commercial mortgage-backed securities

Draft	2/10/2010

Invested Asset Summary - Other

(Dollars In Millions) (Unaudited) (Excludes Modco portfolio)	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)
Hybrid / Preferred Securities

Domestic Exposure
Tier 1	$996.4	$898.1	$(98.3)
Preferred Stock	136.1	131.4	(4.7)
Total Domestic Exposure	$1,132.5	$1,029.5	$(103.0)

European Exposure
Upper Tier 2	$53.3	$52.6	$(0.7)
Tier 1	217.4	168.5	(48.9)
Preferred Stock	64.5	65.5	1.0
Total European Exposure	$335.2	$286.6	$(48.6)

Other Foreign Exposure
Tier 1	$65.1	$63.1	$(2.0)
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$65.2	$63.2	$(2.0)

Total Domestic, European and Other Exposure
Upper Tier 2	$53.3	$52.6	$(0.7)
Tier 1	1,278.9	1,129.7	(149.2)
Preferred Stock	200.7	197.0	(3.7)
Total Domestic, European and Other Exposure	$1,532.9	$1,379.3	$(153.6)

Draft	2/10/2010

Life Marketing Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$391,302	$375,658	$397,195	$379,823	$412,468	$1,500,566	$1,565,144
Reinsurance Ceded	(254,723)	(207,164)	(241,002)	(202,708)	(260,829)	(924,026)	(911,703)
Net Premiums and Policy Fees	136,579	168,494	156,193	177,115	151,639	576,540	653,441
Net investment income	89,283	93,527	90,833	89,035	88,713	350,053	362,108
Other income	22,184	19,830	20,168	19,587	21,262	96,746	80,847
Total Revenues	248,046	281,851	267,194	285,737	261,614	1,023,339	1,096,396

BENEFITS & EXPENSES
Benefits and settlement expenses	153,115	195,410	189,101	215,567	182,294	704,955	782,372
Amortization of deferred policy acquisition costs and value of businesses acquired	35,256	35,728	33,404	40,142	34,851	94,422	144,125
Other operating expenses	7,938	8,203	7,510	3,484	12,876	35,427	32,073
Total Benefits and Expenses	196,309	239,341	230,015	259,193	230,021	834,804	958,570

INCOME BEFORE INCOME TAX	$51,737	$42,510	$37,179	$26,544	$31,593	$188,535	$137,826

Life Marketing Key Data

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

SALES BY PRODUCT
Traditional	$22,274	$23,151	$26,102	$25,589	$22,090	$99,202	$96,932
Universal life	14,496	12,819	12,796	15,383	21,027	52,832	62,025
Variable universal life	1,162	642	854	912	1,235	5,667	3,643
Total	$37,932	$36,612	$39,752	$41,884	$44,352	$157,701	$162,600

SALES BY DISTRIBUTION
Brokerage general agents	$20,549	$21,464	$25,783	$26,301	$27,833	$89,295	$101,381
Independent agents	7,515	7,280	7,084	6,923	6,478	33,101	27,765
Stockbrokers/banks	8,205	7,173	6,509	7,753	8,696	30,546	30,131
BOLI/other	1,663	695	376	907	1,345	4,759	3,323
Total	$37,932	$36,612	$39,752	$41,884	$44,352	$157,701	$162,600

Draft	2/10/2010

Annuities Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$10,013	$10,985	$7,406	$7,416	$8,176	$34,538	$33,983
Reinsurance Ceded	(206)	(42)	(42)	(29)	(39)	(206)	(152)
Net Premiums and Policy Fees	9,807	10,943	7,364	7,387	8,137	34,332	33,831
Net investment income	95,516	102,982	108,588	113,272	115,255	347,551	440,097
RIGL - Derivatives	(22,496)	19,088	13,393	(28,864)	19,003	(40,971)	22,620
RIGL - All Other Investments	387	(6,448)	925	(482)	717	(12,917)	(5,288)
Other income	3,137	3,380	4,215	4,737	5,264	12,761	17,596
Total Revenues	86,351	129,945	134,485	96,050	148,376	340,756	508,856

BENEFITS & EXPENSES
Benefits and settlement expenses	90,101	85,808	78,759	96,118	90,165	310,800	350,850
Amortization of deferred policy acquisition costs and value of businesses acquired	(15,558)	45,085	26,568	(20,176)	30,451	616	81,928
Other operating expenses	6,225	5,975	6,068	6,855	7,396	25,622	26,294
Total Benefits and Expenses	80,768	136,868	111,395	82,797	128,012	337,038	459,072

INCOME (LOSS) BEFORE INCOME TAX	5,583	(6,923)	23,090	13,253	20,364	3,718	49,784

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(22,496)	19,088	13,393	(28,864)	19,003	(40,971)	22,620
Add back: Derivative gains related to annuities	(22,496)	19,088	13,393	(28,864)	19,003	(40,971)	22,620
Less: RIGL - All Other Investments	387	(6,448)	925	(482)	717	(12,917)	(5,288)
Add back: Related amortization of deferred acquisition costs	979	(100)	(670)	2,340	—	2,072	1,570

PRE-TAX OPERATING INCOME (LOSS)	$6,175	$(575)	$21,495	$16,075	$19,647	$18,707	$56,642

Annuities Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
	2008	2009	2009	2009	2009	2008	2009

SALES
Variable Annuity	$111,794	$139,056	$177,306	$194,429	$285,454	$452,408	$796,245
Immediate Annuity	47,642	26,043	17,918	20,498	11,886	349,859	76,345
Single Premium Deferred Annuity	400,638	151,016	264,326	165,990	202,483	726,851	783,815
Market Value Adjusted Annuity	411,145	117,305	150,129	71,447	22,409	1,066,073	361,290
Equity Indexed Annuity	4,911	3,316	—	212	233	17,374	3,761
Total	$976,130	$436,736	$609,679	$452,576	$522,465	$2,612,565	$2,021,456

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$(7,056)	$(5,841)	$15,230	$285	$11,607	$(3,289)	$21,281
Fixed Annuity	13,231	5,266	6,265	15,790	8,040	21,996	35,361
Total	$6,175	$(575)	$21,495	$16,075	$19,647	$18,707	$56,642

DEPOSIT BALANCE
VA Fixed Annuity	$202,395	$226,707	$242,491	$240,899	$291,733
VA Separate Account Annuity	2,098,203	1,786,993	2,128,899	2,554,411	2,808,123
Sub-total	2,300,598	2,013,700	2,371,390	2,795,310	3,099,856
Fixed Annuity	6,195,293	6,530,391	6,882,551	7,074,803	7,252,246
Total	$8,495,891	$8,544,091	$9,253,941	$9,870,113	$10,352,102

Draft	2/10/2010

Stable Value Products Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Net investment income	$83,991	$63,176	$57,550	$54,024	$46,938	$328,353	$221,688
RIGL - Derivatives	(1,451)	707	247	87	529	(4,073)	1,570
RIGL - All Other Investments	(17,216)	1,155	(647)	(5,036)	261	(2,354)	(4,267)
Other income	6,360	1,526	340	—	—	9,360	1,866
Total Revenues	71,684	66,564	57,490	49,075	47,728	331,286	220,857

BENEFITS & EXPENSES
Benefits and settlement expenses	60,066	42,585	39,206	37,972	34,792	237,608	154,555
Amortization of deferred policy acquisition costs and value of businesses acquired	1,094	927	844	893	807	4,467	3,471
Other operating expenses	1,325	983	864	820	898	5,827	3,565
Total Benefits and Expenses	62,485	44,495	40,914	39,685	36,497	247,902	161,591

INCOME BEFORE INCOME TAX	9,199	22,069	16,576	9,390	11,231	83,384	59,266

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(1,451)	707	247	87	529	(4,073)	1,570
Less: RIGL-All Other Investments	(17,216)	1,155	(647)	(5,036)	261	(2,354)	(4,267)

PRE-TAX OPERATING INCOME	$27,866	$20,207	$16,976	$14,339	$10,441	$89,811	$61,963

Stable Value Products Key Data

	4TH QTR		1ST QTR		2ND QTR		3RD QTR	4TH QTR	YEAR
	2008		2009		2009		2009	2009	2008	2009

SALES
GIC	$58,339		$—		$—		$—	$—	$166,284	$—
GFA - Direct Institutional	—		—		—		—	—	1,061,651	—
GFA - Registered - Institutional	—		—		—		—	—	450,000	—
GFA - Registered - Retail	—		—		—		—	—	290,848	—
Total	$58,339		$—		$—		$—	$—	$1,968,783	$—

DEPOSIT BALANCE
Quarter End Balance	$4,960,405		$4,360,658		$4,138,131		$3,863,329	$3,581,150
Average Daily Balance	$5,666,809		$4,523,563		$4,224,897		$4,025,344	$3,602,681

OPERATING SPREAD	1.52	%(1)	1.65	%(1)	1.57	%(1)	1.42%	1.16%

(1) Excludes one-time funding agreement retirement gains

Draft	2/10/2010

Asset Protection Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$87,961	$86,935	$84,240	$83,020	$85,321	$363,169	$339,516
Reinsurance Ceded	(40,229)	(41,485)	(37,698)	(36,600)	(36,439)	(170,875)	(152,222)
Net Premiums and Policy Fees	47,732	45,450	46,542	46,420	48,882	192,294	187,294
Net investment income	9,348	8,932	8,407	8,038	7,780	38,656	33,157
Other income	13,311	12,473	13,199	15,161	15,719	62,271	56,552
Total Revenues	70,391	66,855	68,148	69,619	72,381	293,221	277,003

BENEFITS & EXPENSES
Benefits and settlement expenses	26,288	34,110	29,363	31,009	32,832	106,737	127,314
Amortization of deferred policy acquisition costs and value of businesses acquired	13,877	13,683	14,104	13,446	13,887	57,704	55,120
Other operating expenses	24,139	12,782	20,025	19,433	19,100	97,991	71,340
Total Benefits and Expenses	64,304	60,575	63,492	63,888	65,819	262,432	253,774

INCOME BEFORE INCOME TAX	$6,087	$6,280	$4,656	$5,731	$6,562	$30,789	$23,229

Asset Protection Key Data

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
	2008	2009	2009	2009	2009	2008	2009

SALES
Credit insurance	$10,518	$8,483	$8,721	$10,345	$7,830	$67,317	$35,379
Service contracts	53,517	48,076	56,368	64,865	57,526	279,862	226,835
Other products	12,025	11,781	11,091	11,026	8,892	63,468	42,790
Total	$76,060	$68,340	$76,180	$86,236	$74,248	$410,647	$305,004

Draft	2/10/2010

Acquisitions Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$191,053	$178,676	$184,484	$175,521	$185,807	$764,438	$724,488
Reinsurance Ceded	(126,071)	(109,607)	(115,482)	(112,325)	(125,558)	(487,698)	(462,972)
Net Premiums and Policy Fees	64,982	69,069	69,002	63,196	60,249	276,740	261,516
Net investment income	127,156	123,541	119,515	118,202	118,485	530,028	479,743
RIGL - Derivatives	27,737	57,684	(146,462)	(156,504)	(6,818)	209,800	(252,100)
RIGL - All Other Investments	(72,964)	(52,463)	157,871	163,529	13,026	(306,581)	281,963
Other income	1,862	1,403	1,592	1,519	1,545	6,735	6,059
Total Revenues	148,773	199,234	201,518	189,942	186,487	716,722	777,181

BENEFITS & EXPENSES
Benefits and settlement expenses	137,897	138,731	135,773	131,786	126,702	580,271	532,992
Amortization of deferred policy acquisition costs and value of businesses acquired	19,406	17,741	14,560	12,427	14,297	74,384	59,025
Other operating expenses	1,322	4,098	4,463	2,523	3,684	21,145	14,768
Total Benefits and Expenses	158,625	160,570	154,796	146,736	144,683	675,800	606,785

INCOME (LOSS) BEFORE INCOME TAX	(9,852)	38,664	46,722	43,206	41,804	40,922	170,396

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	27,737	57,684	(146,462)	(156,504)	(6,818)	209,800	(252,100)
Less: RIGL - All Other Investments	(72,964)	(52,463)	157,871	163,529	13,026	(306,581)	281,963
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	(7)	178	(272)	(3,120)	(3,559)	(1,224)	(6,773)

PRE-TAX OPERATING INCOME	$35,368	$33,621	$35,041	$33,061	$32,037	$136,479	$133,760

Draft	2/10/2010

Corporate & Other Quarterly Trends

(Dollars In Thousands)	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	YEAR
(Unaudited)	2008	2009	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$6,483	$6,898	$6,664	$6,717	$6,289	$29,842	$26,568
Reinsurance Ceded	(1)	(1)	(1)	(2)	—	(5)	(4)
Net Premiums and Policy Fees	6,482	6,897	6,663	6,715	6,289	29,837	26,564
Net investment income	(1,058)	29,527	46,251	27,385	25,080	80,523	128,243
RIGL - Derivatives	(42,554)	14,954	34,832	(10,259)	10,430	(48,099)	49,957
RIGL - All Other Investments	(3,141)	(73,913)	(31,322)	(23,403)	(23,621)	(262,640)	(152,259)
Other income	203	51	72	218	134,887	619	135,228
Total Revenues	(40,068)	(22,484)	56,496	656	153,065	(199,760)	187,733

BENEFITS & EXPENSES
Benefits and settlement expenses	8,215	7,715	5,946	8,766	7,469	36,170	29,896
Amortization of deferred policy acquisition costs and value of businesses acquired	516	484	469	508	439	2,149	1,900
Other operating expenses	40,212	39,761	38,086	47,870	53,943	184,400	179,660
Total Benefits and Expenses	48,943	47,960	44,501	57,144	61,851	222,719	211,456

INCOME (LOSS) BEFORE INCOME TAX	(89,011)	(70,444)	11,995	(56,488)	91,214	(422,479)	(23,723)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(42,554)	14,954	34,832	(10,259)	10,430	(48,099)	49,957
Less: RIGL-All Other Investments, net of participating income	(3,141)	(73,913)	(31,322)	(23,403)	(23,621)	(262,640)	(152,259)
Add back: Derivative gains related to corporate debt and investments	1,569	2,238	1,163	—	—	5,754	3,401

PRE-TAX OPERATING INCOME (LOSS)	$(41,747)	$(9,247)	$9,648	$(22,826)	$104,405	$(105,986)	$81,980